UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 22, 2004

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-6354	95-2588080
(State or other jurisdiction	Commission File Number	(I.R.S. Employer
of incorporation)		Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Item	5. Other Events.

On, January 22, 2004, American Vanguard issued a press release attached hereto as Exhibit 99.1. The release announced that AMVAC Chemical Corporation (“AMVAC”), a wholly owned subsidiary of American Vanguard Corporation, entered into an agreement with Syngenta Crop Protection to supply Force® 3G corn soil insecticide for use through AMVAC’s Smartbox® system beginning in the 2004 season. More particularly described in Exhibit 99.1.

Item 7. Exhibits.

99.1	Press release issued January 22, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VANGUARD CORPORATION
(Registrant)

By: /s / James A. Barry
James A. Barry
Senior Vice President
Chief Financial Officer
Date: January 22, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated January 22, 2004, of American Vanguard Corporation.

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